UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

CST Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35743	46-1365950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way, Building D, Suite 200 San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 692-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Retirement of Named Executive Officer
On January 8, 2016, CST Brands, Inc., a Delaware corporation (“CST Brands” or the “Company”) (NYSE: CST) announced that Stephan F. Motz, Executive Vice President and Chief Strategy Officer, and a named executive officer in the Company’s 2015 proxy statement, notified the Company that he will retire as Executive Vice President and Chief Strategy Officer of the Company effective February 29, 2016. There were no disagreements between the Company and Mr. Motz on any matter relating to the Company’s operations, policies or practices. Mr. Motz’s areas of oversight will be combined with those of Stephane Trudel, now the Company’s Senior Vice President, Growth and Strategy.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CST BRANDS, INC.

/s/ Gérard J. Sonnier
By:	Gérard J. Sonnier
Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: January 14, 2016